Exhibit 99.1

CERTIFICATION OF PERIODIC REPORT

I, John P. Derham Cato, President, Vice Chairman of the Board and Chief Executive Officer of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.     the Annual Report on Form 10-K of the Company for the annual period ended February 1, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2003

/s/ John P. Derham Cato John P. Derham Cato President, Vice Chairman of the Board and Chief Executive Officer